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                                                                      Exhibit 24

                             MTC TECHNOLOGIES, INC.
                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY

                  Each undersigned officer and/or director of MTC Technologies, Inc., a Delaware corporation (the "Registrant"), does hereby make, constitute and appoint each of Michael W. Solley, David S. Gutridge, Robert S. Zangri, and
Therese C. Mohn with full power of substitution and resubstitution, as attorney of the undersigned, to execute and file (i) a Registration Statement on Form S-8
(the "Form S-8 Registration Statement") with respect to the registration under the Securities Act, of shares of Common Stock of the Registrant issuable in connection with the Registrant's 2002 Equity and Performance Incentive Plan,
(ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

                  IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 24th day of March, 2003.

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
Signature                                                     Title
/s/ Rajesh K. Soin                                            Chairman of the Board and Director
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         Rajesh K. Soin

/s/ Michael W. Solley                                         President, Chief Executive Officer and Director
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         Michael W. Solley

/s/ David S. Gutridge                                         Executive Vice President, Chief Financial
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         David S. Gutridge                                    Officer, Secretary, Treasurer, and Director


/s/ Don R. Graber                                             Director
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         Don R. Graber

/s/ Lawrence A. Skantze                                       Director
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         Lawrence A. Skantze

/s/ Kenneth A. Minihan                                        Director
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         Kenneth A. Minihan

/s/ William E. MacDonald, III                                 Director
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         William E. MacDonald, III